UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  September 5, 2006
                              ROCKETINFO, INC.
         (Exact name of registrant as specified in its charter)

           Delaware                                    98-0196717
         (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization                Identification No.)

     6 Hutton Center Drive, Suite 1200
   Santa Ana, CA                                           92707
 (Address of principal executive offices)               (Zip Code)

Registrant's Telephone number, including area code:  (949) 786-2552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


ITEM 8.01 Other Events

RBH Consulting Agreement.

On August 25, 2006, Rocketinfo entered into a consulting agreement with RBH Consulting, providing the services of Robin Hutchison. During the term of this Agreement, the Consultant agrees to hold the non-executive officer, non-employee position of Chairman of the Board of Directors and agrees to serve as a member of the Board of Directors of Rocketinfo.

   Specifically, but not exclusively, Consultant?s duties and responsibilities will be:
(a)   to be present at all meetings of the Board and stockholders;

(b) to assist the Chief Executive Office in creating such committees of the Board as deemed prudent and advisable for the management of Rocketinfo, to assist in the designation of the membership of such Board committees and to assist in the designation of the powers of the Board that such committees shall have and may exercise in the management of the affairs of Rocketinfo, in each case subject to the approval of the full Board;

(c)   to nominate, in consultation with the President and Chief
Executive Officer of Rocketinfo, the two next successive qualified additional members:

(i)   for election to the Board by the Board prior to the next
Annual Meeting of Stockholders, or

(ii) for nomination by the Board for election to the Board at the next Annual Meeting of Stockholders, or

(iii) for election to the Board by the Board subsequent to the next Annual Meeting of Stockholders but prior to the Annual Meeting of Stockholders in May, 2007, such nominees to be so elected or nominated by the Board unless the Board reasonably determines that such nominees are not qualified to serve as members of the Board;

(d) to provide strategic guidance and advice to the senior management of Rocketinfo with respect to the management of the operations of Rocketinfo; and
(e) to provide support and guidance to the senior management of Rocketinfo in their efforts:
(i) to manage and direct the strategic development and implementation of Rocketinfo's business plan, and
(ii) to assist in the securing, promote and maintain the appropriate financing and capital structure of Rocketinfo.

The Consultant shall report directly to and serve at the discretion of the Board.

Compensation. Upon signing the consulting agreement, Consultant was granted in the name of RBH Family Trust, 1,600,000 share purchase warrants. Each whole Warrant is exercisable for one share of common stock of Rocketinfo at an exercise price of US$ 0.10 per share at any time from the date of issuance and to the second anniversary date from the date of issuance.

     Rocketinfo will not pay any additional fees to Consultant until it has completed its financing (either debt or equity) of US$2,500,000

     As additional compensation for services rendered by the Consultant under this Agreement, Rocketinfo shall grant the Consultant in the name of RBH Family Trust the right and option to purchase shares of 2,000,000 shares of Common Stock of Rocketinfo at $0.20 per share.

      Rocketinfo shall reimburse the Consultant for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder.

Rocketinfo Inc. and RBH Consulting, (providing the services of Robin Hutchison) will revise the Consulting Agreement which terms will replace the terms of the Consulting Agreement when Rocketinfo has raised US$2,500,000 in either debt or equity funding. The terms of the Consulting Agreement will be amended to include the following:

     1.   Term.   The term of the revised Agreement shall commence on
completion of Rocketinfo raising US$2,500,000 in either debt or equity financing and shall terminate on December 31, 2009, unless renewed or terminated prior thereto.

     2.   Compensation.   In addition to the warrants and options
previously granted, Consultant shall receive the following:

(a) Base Fee. During the term of the Agreement, Consultant will be paid an minimum annual Base Fee based as follows, or as my be determined by the compensation committee of Rocketinfo;

 PERIOD                            ANNUAL BASE FEE
 ------                            ---------------
Financing Date through
 December 31, 2006                      $120,000

 January 1, 2007 through
 December 31, 2007                      $120,000

 January 1, 2008 through
 December 31, 2008                      $120,000

 January 1, 2009 through
 December 31, 2009                      $120,000

Hegyi Consulting Agreement.

On August 25, 2006, Rocketinfo entered into a consulting agreement with Marco Hegyi. During the term of this Agreement, Hegyi agrees to hold the non-executive officer, non-employee position of Chairman of the Board of Directors and agrees to serve as a member of the Board of Directors of Rocketinfo.

   Specifically, but not exclusively, Hegyi?s duties and responsibilities will be:
(a)   to be present at all meetings of the Board and stockholders;

(b) to assist the Chief Executive Office in creating such committees of the Board as deemed prudent and advisable for the management of Rocketinfo, to assist in the designation of the membership of such Board committees and to assist in the designation of the powers of the Board that such committees shall have and may exercise in the management of the affairs of Rocketinfo, in each case subject to the approval of the full Board;

(c)   to nominate, in consultation with the President & Chief
Executive Officer of Rocketinfo, the two next successive qualified additional members:

(i)   for election to the Board by the Board prior to the next
Annual Meeting of Stockholders, or

(ii) for nomination by the Board for election to the Board at the next Annual Meeting of Stockholders, or

(iii) for election to the Board by the Board subsequent to the next Annual Meeting of Stockholders but prior to the Annual Meeting of Stockholders in May, 2007, such nominees to be so elected or nominated by the Board unless the Board reasonably determines that such nominees are not qualified to serve as members of the Board;

(d) to provide strategic guidance and advice to the senior management of Rocketinfo with respect to the management of the operations of Rocketinfo; and

(e) to provide support and guidance to the senior management of Rocketinfo in their efforts:
(i) to manage and direct the strategic development and implementation of Rocketinfo's business plan, and
(ii) to assist in the securing, promote and maintain the appropriate financing and capital structure of Rocketinfo.

Hegyi will report directly to and serve at the discretion of the Board.

Compensation.   Rocketinfo paid Hegyi a signing bonus of 1,600,000
share purchase warrants. Each whole Warrant is exercisable for one share of common stock of Rocketinfo at an exercise price of US$ 0.10 per share at any time from the date of issuance and to the second anniversary date from the date of issuance.

As compensation for services rendered by Hegyi during the term of the consulting agreement, Rocketinfo shall, commencing August 1, 2006, pay the Consultant a monthly fee of $10,000 per month. This amount will be adjusted to $20,000 per month when Rocketinfo has raised US$250,000 in any form of funding and the initial $10,000 per month fee will be adjusted on a per diem basis from the $250,000 Funding Date to the new rate of $20,000 per month. The $250,000 Funding Date is expected to occur on or before September 1, 2006.

     As additional compensation for services rendered by the Consultant under this Agreement, Rocketinfo shall grant the Consultant the right and option to purchase 3,000,000 shares of Common Stock of Rocketinfo at $0.20 per share.

Term.   The agreement will become effective August 1, 2006 and will continue in effect through December 31, 2009, unless terminated earlier. The agreement may be renewed or extended for any period as may be agreed by the parties.

Employment agreement.   Rocketinfo and Hegyi will enter into an
employment agreement which will replace the consulting agreement when Rocketinfo has raised US$2,500,000 in equity or debt funding. The terms of the employment agreement shall include the following.

     1. Term. The term of employment shall commence on completion of Rocketinfo raising US$2,500,000 in equity or debt financing and shall terminate on December 31, 2009, unless renewed in accordance with the Agreement or terminated prior thereto pursuant to the Agreement.

     2.  Compensation.

Base Salary. During the term of the employment agreement Hegyi will be paid an minimum annual Base Fee based as follows, or as my be determined by the compensation committee of Rocketinfo:

 PERIOD                        ANNUAL BASE SALARY
       ------                        ------------------
 Financing Date through
 December 31, 2006                   $240,000

 January 1, 2007 through
 December 31, 2007                   $240,000

 January 1, 2008 through
 December 31, 2008                   $240,000

 January 1, 2009 through
 December 31, 2009                   $240,000

Performance Bonuses. Hegyi will have the opportunity to earn performance bonuses during second, third and fourth fiscal years of the Agreement, in an amount to be determined by the independent members of the Board of Directors.

    Compensation Upon Termination of Employment.

a. With Cause. If Hegyir employment hereunder is terminated by Rocketinfo for cause or with good reason, the Company's sole obligation hereunder shall be Hegyi the following amounts earned hereunderbut not paid as of the termination date:
(i)  Base Salary through the termination date;
(ii) any other compensation which has been earned, accrued or is owing, under the terms of the applicable plan, program or practice, to the Hegyi as of the termination date but not paid, including, without limitation, any incentive awards under any bonus plans adopted by Rocketinfo;
(iii) any amounts which Hegyi had previously deferred
(including any interest earned or credited thereon);
(iv) reimbursement of any and all reasonable expenses incurred in connection with Hegyir duties and responsibilities under this Agreement in accordance with policies established by the Board of Directors of Rocketinfo from time to time and upon receipt of appropriate documentation; and
(v) other or additional benefits and entitlements in accordance with any applicable plans, programs and arrangements of Rocketinfo.

No severance will be paid by to Hegyi by Rocketinfo.

a. Without Cause or for Good Reason. If Hegyir employment hereunder is terminated by Rocketinfo without Cause or Good Reason, Rocketinfo's sole obligation hereunder shall be as follows:

(i) Rocketinfo shall pay Hegyi all Accrued Compensation;
(ii) Rocketinfo shall pay Hegyi within 30 calendar days in a lump sum, Hegyi Base Salary for a period six months if terminated in the first year of the Agreement and Hegyi Base Salary for one year following the termination date if terminated anytime after the after the first year of this Agreement;

b. Release. In exchange for the payment by Rocketinfo of the amounts contemplated by Subsections 7(a) or 7(b) of the Agreement, Hegyi agree to execute such form of release as is mutually acceptable to Rocketinfo and Hegyi.

     Directors and Officers Insurance. Rocketinfo will use its best efforts to obtain directors and officers insurance within three months of signing the Agreement.

ITEM 9.0.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1   Consulting Agreement with RBH Consulting, Inc.
Exhibit 10.2   Consulting Agreement with Marco Hegyi


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 10, 2006


ROCKETINFO, INC.

   /s/L. Randall Lutz
By:-------------------------------
   L. Randall Lutz
   Chief Executive Officer